UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

THE WESTERN UNION COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32903	20-4531180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado	80237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously announced, on August 10, 2025, The Western Union Company, a Delaware corporation (the “Company” or “Western Union”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, International Money Express, Inc., a Delaware corporation (“IMXI”), and Ivey Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), providing for, on the terms and subject to the conditions set forth therein, the merger of Merger Sub with and into IMXI (the “Merger”), with IMXI continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of the Company. Other material terms of the Merger Agreement were set forth in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2025.

Pursuant to the Merger Agreement, because the Merger was not consummated on or before November 10, 2026 (the “Outside Date”), each of the Company and IMXI had the right to terminate the Merger Agreement by providing written notice to the other party. On the evening of November 10, 2026, California’s Department of Financial Protection and Innovation (the “DFPI”) delivered unacceptable final Conditions of Approval that would have required material changes to the Company’s business model, agent relationships, and long-term business strategy, which Western Union was not required to accept under the terms of the Merger Agreement. Western Union viewed these conditions as substantial and not in the best interests of Western Union, its agents, or its shareholders.

Following receipt of the DFPI’s final Conditions of Approval, also on the evening of November 10, 2026, in accordance with the Merger Agreement, the Company delivered a notice of termination of the Merger Agreement to IMXI. Because termination becomes effective on the first business day following delivery of notice, the termination of the Merger Agreement became effective at 12:00 a.m. Eastern time on November 12, 2026. No termination fee is payable by either party to the other under the Merger Agreement in connection with the termination, and each party remains responsible for its own fees and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on August 14, 2025, and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On November 10, 2026, the Company issued a press release regarding its delivery of the notice of termination of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference to such filing.

Item 8.01.	Other Events.

On the evening of November 10, 2026, the Company received a response to its notice of termination from IMXI’s legal counsel, which asserted that the Company’s termination notice was invalid because the Company purportedly did not use reasonable best efforts to obtain approval from the DFPI under the Merger Agreement. The response letter also threatened legal action in the event that the Company did not consummate the Merger. On the morning of November 11, 2026, IMXI issued a press release reiterating this threat to pursue litigation. Western Union disagrees with the assertions in IMXI’s letter and the statements in IMXI’s press release and intends to vigorously defend any such lawsuit.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, these forward-looking statements. Words such as “expects,” “intends,” “targets,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance,” “provides outlook,” “projects,” “designed to,” “pending,” “working to,” “subject to,” and other similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” “could,” and “might” are intended to identify such forward-looking statements. Readers of this Current Report on Form 8-K should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent filings with the SEC made by the Company. The statements are only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statement. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as potential litigation with IMXI regarding the validity of the Company’s termination of the Merger Agreement. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, factors relating to factors relating to the Company’s decision to terminate the Merger Agreement and other risks and uncertainties pertaining to the Company’s business, including those set forth in its most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports filed or furnished with the SEC.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued by The Western Union Company on November 10, 2026

101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2026	THE WESTERN UNION COMPANY

	By:	/s/ Lisa A. Atkins
	Name:	Lisa A. Atkins
	Title:	Corporate Secretary